UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2016

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

HP Inc. (the “Company”) is filing this Amendment No. 1 to the Form 8-K filed on February 24, 2016 regarding the press release the Company issued relating to segment results for its fiscal quarter ended January 31, 2016.  The Company is adjusting its unaudited Consolidated Condensed Balance Sheet as of January 31, 2016 as previously reported on February 24, 2016 to reflect an adjustment in the amounts of indemnification assets and liabilities related to certain tax matters for which the Company and Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) have shared responsibility for as of November 2, 2015.

The indemnification assets and liabilities were initially measured based on the Company and Hewlett Packard Enterprise both recording their joint and several liability for all tax liabilities historically reported on commonly filed tax returns in connection with the Tax Matters Agreement, dated as of October 31, 2015, by and between the Company and Hewlett Packard Enterprise (the “Tax Matters Agreement”).  The Company is now measuring the indemnification assets and liabilities based on the terms of the Tax Matters Agreement.  This adjustment decreases the Company’s previously reported “Other non-current assets” as of January 31, 2016 by $796 million and decreases the Company’s previously reported “Other non-current liabilities” as of January 31, 2016 by $1,662 million with the difference of $866 million reducing the net assets transferred to Hewlett Packard Enterprise in connection with the Company’s separation of Hewlett Packard Enterprise from the Company on November 1, 2015. Exhibit 99.2 attached hereto sets forth the Company’s Consolidated Condensed Balance Sheet as of January 31, 2016 as originally presented on February 24, 2016 and as revised to reflect the adjustment described above. Except as described above, the Company has made no other changes to the press release issued on February 24, 2016 and the adjustment does not impact the Company’s previously reported net earnings, comprehensive income or decrease in cash and cash equivalents.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Corrected HP Inc. Press Release dated February 24, 2016.

Exhibit 99.2	Adjustment to Consolidated Condensed Balance Sheet as of January 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: March 1, 2016	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Corrected HP Inc. Press Release dated February 24, 2016.

Exhibit 99.2	Adjustment to Consolidated Condensed Balance Sheet as of January 31, 2016.